UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

WORLD GOLD TRUST
SPONSORED BY WGC USA ASSET MANAGEMENT COMPANY, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-37996	36-7650517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o WGC USA Asset Management Company, LLC
685 Third Ave., Suite 2702
New York, New York 10017
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) Name	Name of each exchange on which registered
SPDR® Gold MiniShares®	GLDM®	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 15, 2023, the Securities and Exchange Commission adopted rule changes to shorten the standard settlement cycle for most broker-dealer transactions in securities from two business days after the trade date (T+2) to one business day after the trade date (T+1) which will go into effect on May 28, 2024.

Effective May 28, 2024, the following agreements were amended to reflect the shortened settlement cycle for the creation and redemption procedures of World Gold Trust (“WGT”), and its series, SPDR® Gold MiniShares® Trust (the “Trust”): (i) the Transfer Agency and Service Agreement (the “Transfer Agency and Service Agreement”) between WGT and The Bank of New York Mellon, as the administrator of the Trust (the “Administrator”), dated January 5, 2017 and amended from time to time (ii) the First Amended and Restated Unallocated Gold Account Agreement (the “ICBCS Unallocated Account Agreement”) between ICBC Standard Bank plc and WGT on behalf of the Trust, dated October 24, 2023 and (iii) the Authorized Participant Agreements (the “Authorized Participant Agreements”) between WGC USA Asset Management Company, LLC, as the sponsor of the Trust, the Administrator, and the authorized participants party thereto from time to time.

The foregoing description of the amendments to the Transfer Agency and Service Agreement, the ICBCS Unallocated Account Agreement and the Authorized Participant Agreements does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment to the Transfer Agency and Service Agreement, the First Amendment to the ICBCS Unallocated Account Agreement and the Form of Amended and Restated Authorized Participant Agreement filed respectively as Exhibits 10.4.4, 10.2.1 and 4.2.1 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.2	Form of Authorized Participant Agreement

4.2.1
Form of Amended and Restated Authorized Participant Agreement dated May 28, 2024, between World Gold Trust, WGC USA Asset Management Company, LLC, The Bank of New York Mellon, and the authorized participants

10.2.1
First Amendment to the First Amended and Restated Unallocated Gold Account Agreement dated May 28, 2024, World Gold Trust, on behalf of its series, SPDR® Gold MiniShares® Trust, and ICBC Standard Bank plc

10.4.4	Fourth Amendment to Transfer Agency and Service Agreement dated May 28, 2024, between World Gold Trust, on behalf of its series, SPDR® Gold MiniShares® Trust, and The Bank of New York Mellon

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2024	WORLD GOLD TRUST
(Registrant)*

	By:	WGC USA Asset Management Company, LLC as the Sponsor of the Registrant

	By:	/s/ Joseph R. Cavatoni
Name: Joseph R. Cavatoni Title: Principal Executive Officer

*
As the Registrant is a trust, this report is being filed on behalf of the Registrant by WGC USA Asset Management Company, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of WGC USA Asset Management Company, LLC.